ADDENDUM #2 TO SUBSCRIPTION DOCUMENTS


                                November 9, 1998


To:     V-ONE Corporation                         LaSalle St. Securities, Inc.
        20250 Century Boulevard, Suite 300        810 W. Washington Boulevard
        Germantown, Maryland  20874               Chicago, Illinois 60607

Ladies and Gentlemen:

        Reference is made to the Confidential Private Placement Memorandum dated October 9, 1998 of V-ONE Corporation as supplemented by the Supplement (No. 1) thereto dated October 9, 1998 and Supplement No. 2 thereto dated November 9, 1998 (collectively, the "Memorandum").

        The  undersigned   ("Purchaser")  hereby  acknowledges  receipt  of  the
Memorandum and amends the Subscription Documents as follows:

        1. The second paragraph on Page 1 of the Subscription Documents is hereby replaced in its entirety by the following paragraph:

        This Offering is conditioned upon the receipt of subscriptions for the purchase of at least 1,800,000 shares of Common Stock, $0.001 par value per share (the "COMMON STOCK"), at a purchase price of $2.00 per share (such aggregated amount being referred to as the "PURCHASE PRICE"), and the receipt of the full Purchase Price therefor on or before the Expiration Date of the Offering (as defined below). The Company will hold a Closing of the Offering (the "CLOSING") upon receipt and acceptance of $3,600,000 in gross sale proceeds (i.e., subscriptions for 1,800,000 shares). The Company may sell an additional 922,070 shares (an additional $1,844,140 in gross sale proceeds) on the same terms described above. Pending the Closing, each prospective investor's payment accompanying the Subscription Documents will be deposited in a segregated escrow account with the Escrow Agent. As more fully described in the Company's
Confidential Private Placement Memorandum dated October 9, 1998 and as supplemented on October 9, 1998 and November 9, 1998 (the "Memorandum"), the Offering is expected to expire on November 16, 1998 (the "EXPIRATION DATE"), which Expiration Date may be extended by the mutual agreement of the Company and the Placement Agent (as defined below) until November 20, 1998 without notice to investors. The Company has the right, in its sole discretion, to accept or reject any subscription in whole or in part. Purchase price payments will be delivered to LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois (the "ESCROW AGENT") for deposit in an interest-bearing account by noon of the next business day following the receipt thereof. If subscriptions for at least 1,800,000 shares of Common Stock have not been received and accepted, and the full Purchase Price therefor has not been received, on or before the Expiration Date, the Offering will be terminated and all funds will be returned promptly to subscribers without any interest thereon, and without charge or deduction.

        2. The Subscription Agreement contained in the Subscription Documents relating to the offering described in the Memorandum is hereby revised by deleting Section 1 in its entirety with a new Section 1 which reads in its entirety as follows:

            1. PURCHASE AND SALE. V-ONE Corporation, a Delaware corporation (the "COMPANY"), has offered for sale, and the undersigned purchaser (the "PURCHASER") hereby tenders this subscription and applies for the purchase of the number of shares ("SHARES") of common stock, $0.001 par value per Share (the "COMMON STOCK") set forth on the Signature Page at the purchase price of $2.00 (the "OFFERING PRICE"). The Offering is expected to expire on November 16, 1998, subject to extension(s) by the mutual agreement of the Company and the Placement Agent until November 20, 1998 without notice to investors (the "EXPIRATION DATE"). The Offering is conditioned upon the Company's receipt and acceptance of subscriptions for 1,800,000 shares and the Company's receipt of the full Purchase Price therefor ($3,600,000) by the "Expiration Date". The Company has reserved the right to sell up to an additional 922,070 shares (an additional $1,844,140 in gross sale proceeds) on the same terms set forth above in the event this Offering is oversubscribed (the "Over Subscription Option"). The Purchaser must subscribe for a minimum of 50,000 shares ($100,000), which requirement may be waived in the Company's sole discretion. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the Purchase Price for the shares (the "PURCHASE PRICE") subscribed for. This subscription may be rejected by the Company in its sole discretion in whole or in part. THE SIGNATURE OF THE UNDERSIGNED ON THE SIGNATURE PAGE CONSTITUTES THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT.

            2. The Subscription Agreement contained in the Subscription Documents relating to the offering described in the Memorandum is hereby further revised by deleting Section 3(b)(i) in its entirety with a new Section 3(b)(i) which reads in its entirety as follows:

            The Purchaser has received and carefully reviewed the Company's Confidential Offering Memorandum dated as of October 9, 1998, as amended and supplemented by the Supplement (No. 1) thereto dated October 9, 1998 and Supplement No. 2 thereto dated November 9, 1998 and as may be further amended or supplemented from time to time (the "Memorandum") which Memorandum relates to the Shares covered by this Offering;

      Except as modified by this letter, the Purchaser's Subscription Agreement remains in full force and effect.

      3. The Signature Page contained in the Subscription Documents is hereby amended by replacing Section 2 in its entirety with a new Section 2 which reads in its entirety as follows:

2.    SUBSCRIPTION INFORMATION (to be completed by investor).

      Number of shares subscribed for:.......................
                                                              __________________
      Aggregate purchase price (number of shares x $2.00--
      minimum purchase 50,000 shares for  $100,000):.........
                                                              $_________________

            Name(s) in which Shares are to be registered:

            ____________________________________________________________________

            ____________________________________________________________________



                                Very truly yours,


                                ______________________________
                                Name of Purchaser

                                By:
                                   ___________________________
                                Signature of Authorized Person

                                ______________________________
                                Print Name and Title


ACCEPTED AND AGREED:

V-ONE CORPORATION

By:
    ______________________

                                                                       Its:
    ______________________

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